SECURITIES AND EXCHANGE COMMISSION



                       WASHINGTON, D.C. 20549

             __________________________________________


                              FORM 8-K
                           CURRENT REPORT


                  Pursuant to Section 13 or 15(d)
               of the Securities Exchange Act of 1934



Date of Report                                February 10, 1994
(Date of Earliest Event Reported)



                 COLUMBIA/HCA HEALTHCARE CORPORATION
       (Exact name of Registrant as specified in its Charter)


                              DELAWARE
                      (State of Incorporation)




 001-11239                                            75-2497104
(Commission                                        (I.R.S. Employer
File Number)                                       Identification No.)





201 West Main Street, Louisville, Kentucky              40202
(Address of principal executive offices)              (Zip Code)





                           (502) 572-2000
        (Registrant's telephone number, including area code)

ITEM 7.(a) FINANCIAL STATEMENTS

        The accompanying unaudited pro forma condensed combined financial statements supplement the pro forma information included in the Registration Statement on Form S-4 (No. 33-50735), as amended, filed by Columbia Healthcare Corporation ("Columbia") on December
14, 1993 in connection with a proposed merger with HCA - Hospital Corporation of America ("HCA") (the "Merger").

        The pro forma financial statements should be read in conjunction with the pro forma financial information included in the aforementioned Registration Statement and the related historical consolidated financial statements of Columbia and HCA.

             Columbia Healthcare Corporation and HCA - Hospital Corporation of America
                     Unaudited Pro Forma Condensed Combined Statement of Income
                           For the Nine Months Ended September 30, 1993
                          (Dollars in millions except per share amounts)
                                                                                Pro
                                                                               Forma
                                                            Columbia   HCA    Combined
                                                            -------- -------- --------

    Revenues ...............................................  $3,829   $3,852   $7,681
                                                              ------   ------   ------
    Salaries, wages and benefits ...........................   1,646    1,509    3,155
    Supplies ...............................................     630      621    1,251
    Other operating expenses ...............................     682      731    1,413
    Provision for doubtful accounts ........................     214      196      410
    Depreciation and amortization ..........................     222      192      414
    Interest expense .......................................     102      149      251
    Investment income ......................................     (21)     (24)     (45)
    Restructuring and unusual items ........................     151        -      151
                                                              ------   ------   ------
                                                               3,626    3,374    7,000
                                                              ------   ------   ------
    Income from continuing operations before minority
      interest and income taxes ............................     203      478      681

    Minority interest in earnings of consolidated entities .      10        -       10
                                                              ------   ------   ------
    Income from continuing operations before
      income taxes .........................................     193      478      671

    Provision for income taxes .............................      78      194      272
                                                              ------   ------   ------
    Income from continuing operations before
      extraordinary items ..................................     115      284      399

    Income from operations of discontinued
      health plan segment, net of income taxes .............      16        -       16

    Extraordinary loss on early extinguishment of debt .....     (70)     (14)     (84)
                                                              ------   ------   ------
        Net income .........................................     $61     $270     $331
                                                              ======   ======   ======

    Earnings per common share and common equivalent share:
      Income from continuing operations before
        extraordinary items ................................                     $1.18
      Income from operations of discontinued
        health plan segment ................................                      0.04
      Extraordinary loss on early extinguishment of debt ...                     (0.24)
                                                                                ------
        Net income .........................................                     $0.98
                                                                                ======


              See notes to unaudited pro forma condensed combined financial statements.

                                      -3-

            Columbia Healthcare Corporation and HCA - Hospital Corporation of America
                    Unaudited Pro Forma Condensed Combined Statement of Operations
                           For the Nine Months Ended September 30, 1992
                          (Dollars in millions except per share amounts)
                                                                                Pro
                                                                               Forma
                                                            Columbia   HCA    Combined
                                                            -------- -------- --------
    Revenues ...............................................  $3,572   $3,888   $7,460
                                                              ------   ------   ------
    Salaries, wages and benefits ...........................   1,526    1,545    3,071
    Supplies ...............................................     583      619    1,202
    Other operating expenses ...............................     627      774    1,401
    Provision for doubtful accounts ........................     217      174      391
    Depreciation and amortization ..........................     207      203      410
    Interest expense .......................................      84      227      311
    Investment income ......................................     (31)     (34)     (65)
    Restructuring and unusual items ........................     138      394      532
                                                              ------   ------   ------
                                                               3,351    3,902    7,253
                                                              ------   ------   ------
    Income (loss) from continuing operations before
      minority interest and income taxes ...................     221      (14)     207

    Minority interest in earnings of consolidated entities .       8        -        8
                                                              ------   ------   ------
    Income (loss) from continuing operations before
      income taxes .........................................     213      (14)     199

    Provision for income taxes .............................      75       92      167
                                                              ------   ------   ------
    Income (loss) from continuing operations before cumu-
      lative effect of a change in accounting principle ....     138     (106)      32

    Discontinued operations:
      Loss from operations of discontinued
        health plan segment, net of income tax benefit .....    (114)       -     (114)
      Costs associated with discontinuance of health
        plan segment, net of income tax benefit ............     (17)       -      (17)

    Cumulative effect on prior years of a change in
      accounting for income taxes ..........................      51        -       51
                                                              ------   ------   ------
        Net income (loss) ..................................     $58    ($106)    ($48)
                                                              ======   ======   ======
    Earnings per common share and common equivalent share:
      Income from continuing operations before cumulative
        effect of a change in accounting principle .........                     $0.10
      Discontinued operations:
        Loss from operations of discontinued
          health plan segment ..............................                     (0.35)
        Costs associated with discontinuance of health
          plan segment .....................................                     (0.06)
      Cumulative effect on prior years of a change in
        accounting for income taxes ........................                      0.16
                                                                                ------
        Net loss ...........................................                    ($0.15)
                                                                                ======
              See notes to unaudited pro forma condensed combined financial statements.
                                      -4-

             Columbia Healthcare Corporation and HCA - Hospital Corporation of America
                     Unaudited Pro Forma Condensed Combined Statement of Income
                                  For the Year Ended December 31, 1992
                           (Dollars in millions except per share amounts)
                                                                                Pro
                                                                               Forma
                                                            Columbia   HCA    Combined
                                                            -------- -------- --------
    Revenues ...............................................  $4,806   $5,126   $9,932
                                                              ------   ------   ------
    Salaries, wages and benefits ...........................   2,069    2,043    4,112
    Supplies ...............................................     788      825    1,613
    Other operating expenses ...............................     833    1,016    1,849
    Provision for doubtful accounts ........................     285      230      515
    Depreciation and amortization ..........................     276      265      541
    Interest expense .......................................     117      284      401
    Investment income ......................................     (39)     (42)     (81)
    Restructuring and unusual items ........................     138      301      439
                                                              ------   ------   ------
                                                               4,467    4,922    9,389
                                                              ------   ------   ------
    Income from continuing operations before minority
      interest and income taxes ............................     339      204      543

    Minority interest in earnings of consolidated entities .      10        -       10
                                                              ------   ------   ------
    Income from continuing operations before
      income taxes .........................................     329      204      533

    Provision for income taxes .............................     118      176      294
                                                              ------   ------   ------
    Income from continuing operations before cumulative
      effect of a change in accounting principle ...........     211       28      239

    Discontinued operations:
      Loss from operations of discontinued
        health plan segment, net of income tax benefit .....    (108)       -     (108)
      Costs associated with discontinuance of health
        plan segment, net of income tax benefit ............     (17)       -      (17)

    Cumulative effect on prior years of a change in
      accounting for income taxes ..........................      51        -       51
                                                              ------   ------   ------
        Net income .........................................    $137      $28     $165
                                                              ======   ======   ======
    Earnings per common share and common equivalent share:
      Income from continuing operations before cumulative
        effect of a change in accounting principle .........                     $0.73
      Discontinued operations:
        Loss from operations of discontinued
          health plan segment ..............................                     (0.33)
        Costs associated with discontinuance of health
          plan segment .....................................                     (0.06)
      Cumulative effect on prior years of a change in
        accounting for income taxes ........................                      0.16
                                                                                ------
        Net income .........................................                     $0.50
                                                                                ======
              See notes to unaudited pro forma condensed combined financial statements.
                                       -5-

             Columbia Healthcare Corporation and HCA - Hospital Corporation of America
                     Unaudited Pro Forma Condensed Combined Statement of Income
                                  For the Year Ended December 31, 1991
                                         (Dollars in millions)
                                                                                Pro
                                                                               Forma
                                                            Columbia   HCA    Combined
                                                            -------- -------- --------

    Revenues ...............................................  $4,612   $4,986   $9,598
                                                              ------   ------   ------

    Salaries, wages and benefits ...........................   2,004    1,972    3,976
    Supplies ...............................................     720      747    1,467
    Other operating expenses ...............................     717    1,022    1,739
    Provision for doubtful accounts ........................     277      231      508
    Depreciation and amortization ..........................     248      276      524
    Interest expense .......................................     111      486      597
    Investment income ......................................     (34)     (30)     (64)
    Restructuring and unusual items ........................       -      300      300
                                                              ------   ------   ------
                                                               4,043    5,004    9,047
                                                              ------   ------   ------
    Income (loss) from continuing operations before
      minority interest and income taxes ...................     569      (18)     551

    Minority interest in earnings of consolidated entities .       9        -        9
                                                              ------   ------   ------
    Income (loss) from continuing operations before
      income taxes .........................................     560      (18)     542

    Provision for income taxes .............................     202      (13)     189
                                                              ------   ------   ------
    Income (loss) from continuing operations ...............     358       (5)     353

    Discontinued operations:
      Income from operations of discontinued
        health plan segment, net of income taxes ...........      16        -       16
                                                              ------   ------   ------
        Net income (loss) ..................................     374       (5)     369

    Preferred stock dividend requirements ..................       -       18       18
                                                              ------   ------   ------
        Net income (loss) applicable to common stock .......    $374     ($23)    $351
                                                              ======   ======   ======




              See notes to unaudited pro forma condensed combined financial statements.






                                     -6-

             Columbia Healthcare Corporation and HCA - Hospital Corporation of America
                     Unaudited Pro Forma Condensed Combined Statement of Income
                                  For the Year Ended December 31, 1990
                                         (Dollars in millions)
                                                                                Pro
                                                                               Forma
                                                            Columbia   HCA    Combined
                                                            -------- -------- --------
    Revenues ...............................................  $4,010   $4,631   $8,641
                                                              ------   ------   ------

    Salaries, wages and benefits ...........................   1,666    1,844    3,510
    Supplies ...............................................     624      690    1,314
    Other operating expenses ...............................     653      933    1,586
    Provision for doubtful accounts ........................     233      211      444
    Depreciation and amortization ..........................     220      279      499
    Interest expense .......................................     119      575      694
    Investment income ......................................     (34)     (35)     (69)
    Unusual items ..........................................       -       22       22
                                                              ------   ------   ------
                                                               3,481    4,519    8,000
                                                              ------   ------   ------
    Income from continuing operations before minority
      interest and income taxes ............................     529      112      641

    Minority interest in earnings of consolidated entities .       4        -        4
                                                              ------   ------   ------
    Income from continuing operations before
      income taxes .........................................     525      112      637

    Provision for income taxes .............................     190       50      240
                                                              ------   ------   ------
    Income from continuing operations ......................     335       62      397

    Discontinued operations:
      Loss from operations of discontinued
        health plan segment, net of income tax benefit .....      (6)       -       (6)
                                                              ------   ------   ------
        Net income .........................................     329       62      391

    Preferred stock dividend requirements ..................       -       63       63
                                                              ------   ------   ------
        Net income (loss) applicable to common stock .......    $329      ($1)    $328
                                                              ======   ======   ======







              See notes to unaudited pro forma condensed combined financial statements.


                     Columbia Healthcare Corporation and HCA - Hospital Corporation of America
                                   Unaudited Pro Forma Condensed Combined Balance Sheet
                                                  (Dollars in millions)
                                               December 31, 1992                   December 31, 1991
                                          --------------------------          --------------------------
                                                              Pro                                 Pro
                                                             Forma                               Forma
                                          Columbia   HCA    Combined          Columbia   HCA    Combined
    ASSETS                                -------- -------- --------          -------- -------- --------
    Current assets:
      Cash and cash equivalents ........       $95     $122     $217               $42     $633     $675
      Marketable securities ............        14        -       14                19        -       19
      Accounts receivable, net .........       827      797    1,624               885      768    1,653
      Inventories ......................       138      100      238               118       93      211
      Deferred income taxes ............        96      161      257                37      211      248
      Other ............................        94      131      225                50       54      104
                                            ------   ------   ------            ------   ------   ------
        Total current assets ...........     1,264    1,311    2,575             1,151    1,759    2,910

    Property and equipment, net ........     2,658    2,590    5,248             2,528    2,704    5,232
    Net assets of discontinued
      operations .......................       376        -      376               411        -      411
    Investments of professional
      liability insurance subsidiaries .       302      342      644               286      278      564
    Intangible assets, net .............       195    1,052    1,247                84    1,374    1,458
    Other ..............................        96      161      257                81      187      268
                                            ------   ------   ------            ------   ------   ------
        Total assets ...................    $4,891   $5,456  $10,347            $4,541   $6,302  $10,843
                                            ======   ======   ======            ======   ======   ======

    LIABILITIES AND COMMON STOCKHOLDERS' EQUITY
    Current liabilities:
      Accounts payable .................      $199     $211     $410              $177     $225     $402
      Accrued expenses .................       549      565    1,114               470      505      975
      Income taxes .....................        92        -       92                93       65      158
      Long-term debt due within
        one year .......................        32      321      353                37      703      740
                                            ------   ------   ------            ------   ------   ------
        Total current liabilities ......       872    1,097    1,969               777    1,498    2,275

    Long-term debt .....................     1,256    2,047    3,303             1,122    3,296    4,418
    Deferred credits and other
      liabilities ......................       456      897    1,353               451      854    1,305
    Minority interest in equity of
      consolidated entities ............        31        -       31                23        -       23
    Common stockholders' equity ........     2,276    1,415    3,691             2,168      654    2,822
                                            ------   ------   ------            ------   ------   ------
        Total liabilities and common
          stockholders' equity .........    $4,891   $5,456  $10,347            $4,541   $6,302  $10,843
                                            ======   ======   ======            ======   ======   ======

                       See notes to unaudited pro forma condensed combined financial statements.


             Columbia Healthcare Corporation and HCA - Hospital Corporation of America
                  Unaudited Pro Forma Condensed Combined Statement of Cash Flows
                           For the Nine Months Ended September 30, 1993
                                      (Dollars in millions)
                                                                                         Pro
                                                                                        Forma
                                                                     Columbia   HCA    Combined
                                                                     -------- -------- --------
    Net cash provided by operating activities .......................    $436     $606   $1,042
                                                                        -----    -----    -----
    Cash flows from investing activities:
      Purchase of property and equipment ............................    (280)    (350)    (630)
      Acquisition of hospitals and healthcare facilities ............     (78)       -      (78)
      Sales of assets ...............................................     127       43      170
      Change in investments .........................................       7       (7)       -
      Other .........................................................      (9)      (6)     (15)
                                                                        -----    -----    -----
               Net cash used in investing activities ................    (233)    (320)    (553)
                                                                        -----    -----    -----
    Cash flows from financing activities:
      Issuance of long-term debt ....................................       3    1,175    1,178
      Net change in commercial paper borrowings and lines of credit .     219        -      219
      Repayment of long-term debt ...................................    (308)  (1,543)  (1,851)
      Payment of cash dividends .....................................     (36)       -      (36)
      Payment to Humana Inc. in spinoff transaction .................    (135)       -     (135)
      Issuance of common stock, net of payment of withholding taxes
        related to exercise of stock options ........................      27       11       38
      Other .........................................................      (5)      (1)      (6)
                                                                        -----    -----    -----
               Net cash used in financing activities ................    (235)    (358)    (593)
                                                                        -----    -----    -----
    Change in cash and cash equivalents .............................     (32)     (72)    (104)
    Cash and cash equivalents at beginning of period ................      95      122      217
                                                                        -----    -----    -----
    Cash and cash equivalents at end of period ......................     $63      $50     $113
                                                                        =====    =====    =====












              See notes to unaudited pro forma condensed combined financial statements.



                                      -9-

             Columbia Healthcare Corporation and HCA - Hospital Corporation of America
                  Unaudited Pro Forma Condensed Combined Statement of Cash Flows
                           For the Nine Months Ended September 30, 1992
                                      (Dollars in millions)

                                                                                         Pro
                                                                                        Forma
                                                                     Columbia   HCA    Combined
                                                                     -------- -------- --------
    Net cash provided by operating activities .......................    $589     $424   $1,013
                                                                        -----    -----    -----
    Cash flows from investing activities:
      Purchase of property and equipment ............................    (257)    (210)    (467)
      Acquisition of hospitals and healthcare facilities ............     (61)       -      (61)
      Sales of assets ...............................................      41       26       67
      Investment in discontinued operations .........................     (71)       -      (71)
      Change in investments .........................................      (7)     (31)     (38)
      Other .........................................................       3       (4)      (1)
                                                                        -----    -----    -----
               Net cash used in investing activities ................    (352)    (219)    (571)
                                                                        -----    -----    -----
    Cash flows from financing activities:
      Issuance of long-term debt ....................................     239        1      240
      Net change in commercial paper borrowings and lines of credit .    (167)      (3)    (170)
      Repayment of long-term debt ...................................    (150)  (1,518)  (1,668)
      Payment of cash dividends .....................................    (107)       -     (107)
      Issuance of common stock, net of payment of withholding taxes
        related to exercise of stock options ........................       5      776      781
      Other .........................................................      (8)      (1)      (9)
                                                                        -----    -----    -----
               Net cash used in financing activities ................    (188)    (745)    (933)
                                                                        -----    -----    -----
    Change in cash and cash equivalents .............................      49     (540)    (491)
    Cash and cash equivalents at beginning of period ................      42      633      675
                                                                        -----    -----    -----
    Cash and cash equivalents at end of period ......................     $91      $93     $184
                                                                        =====    =====    =====













              See notes to unaudited pro forma condensed combined financial statements.

                                     -10-

             Columbia Healthcare Corporation and HCA - Hospital Corporation of America
                  Unaudited Pro Forma Condensed Combined Statement of Cash Flows
                                  For the Year Ended December 31, 1992
                                         (Dollars in millions)
                                                                                         Pro
                                                                                        Forma
                                                                     Columbia   HCA    Combined
                                                                     -------- -------- --------
    Cash flows from continuing operations:
      Net income ....................................................    $137      $28     $165
      Adjustments to reconcile net income to net cash
        provided by operating activities:
          Loss from discontinued operations .........................     108        -      108
          Minority interest in earnings of consolidated entities ....      10        -       10
          Restructuring and unusual items ...........................     138      301      439
          Costs associated with discontinuance of health plan segment      19        -       19
          Depreciation and amortization .............................     276      265      541
          Amortization of debt discounts and loan costs .............       -       78       78
          Noncash interest on exchange debentures ...................       -        4        4
          Deferred income taxes .....................................     (41)      75       34
          Change in operating assets and liabilities:
             (Increase) decrease in accounts receivable .............     115      (17)      98
             Increase in inventories and other assets ...............     (49)      (9)     (58)
             Decrease in income taxes ...............................     (12)    (148)    (160)
             Increase in other liabilities ..........................      36       47       83
          Change in accounting for income taxes .....................     (51)       -      (51)
          Other .....................................................     (18)      (5)     (23)
                                                                        -----    -----    -----
               Net cash provided by continuing operations ...........     668      619    1,287
                                                                        -----    -----    -----
    Cash flows from investing activities:
      Purchase of property and equipment ............................    (359)    (309)    (668)
      Acquisition of hospitals and healthcare facilities ............     (36)       -      (36)
      Sales of assets ...............................................      53      172      225
      Investment in discontinued operations .........................     (71)       -      (71)
      Change in investments .........................................       3      (38)     (35)
      Other .........................................................      (2)      (6)      (8)
                                                                        -----    -----    -----
               Net cash used in investing activities ................    (412)    (181)    (593)
                                                                        -----    -----    -----
    Cash flows from financing activities:
      Issuance of long-term debt ....................................     239        1      240
      Net change in commercial paper borrowings and lines of credit .    (143)     (33)    (176)
      Repayment of long-term debt ...................................    (150)  (1,649)  (1,799)
      Payment of cash dividends .....................................    (143)       -     (143)
      Issuance of common stock, net of payment of withholding taxes
        related to exercise of stock options ........................       7      734      741
      Other .........................................................     (13)      (2)     (15)
                                                                        -----    -----    -----
               Net cash used in financing activities ................    (203)    (949)  (1,152)
                                                                        -----    -----    -----
    Change in cash and cash equivalents .............................      53     (511)    (458)
    Cash and cash equivalents at beginning of period ................      42      633      675
                                                                        -----    -----    -----
    Cash and cash equivalents at end of period ......................     $95     $122     $217
                                                                        =====    =====    =====
    Interest payments ...............................................    $111     $208     $319
    Income tax payments, net of refunds .............................     169      191      360
              See notes to unaudited pro forma condensed combined financial statements.
                                     -11-
             Columbia Healthcare Corporation and HCA - Hospital Corporation of America
                  Unaudited Pro Forma Condensed Combined Statement of Cash Flows
                                  For the Year Ended December 31, 1991
                                         (Dollars in millions)
                                                                                         Pro
                                                                                        Forma
                                                                     Columbia   HCA    Combined
                                                                     -------- -------- --------
    Cash flows from continuing operations:
      Net income (loss) .............................................    $374      ($5)    $369
      Adjustments to reconcile net income (loss) to net cash
        provided by operating activities:
          Income from discontinued operations .......................     (16)       -      (16)
          Minority interest in earnings of consolidated entities ....       9        -        9
          Restructuring and unusual items ...........................       -      300      300
          Depreciation and amortization .............................     248      276      524
          Amortization of debt discounts and loan costs .............       -      116      116
          Noncash interest on exchange debentures ...................       -       57       57
          Deferred income taxes .....................................      27     (237)    (210)
          Change in operating assets and liabilities:
             Increase in accounts receivable ........................     (17)     (36)     (53)
             Increase in inventories and other assets ...............     (28)     (14)     (42)
             Increase (decrease) in income taxes ....................     (15)      68       53
             Increase in other liabilities ..........................      82       82      164
          Other .....................................................      (9)      (5)     (14)
                                                                        -----    -----    -----
               Net cash provided by continuing operations ...........     655      602    1,257
                                                                        -----    -----    -----
    Cash flows from investing activities:
      Purchase of property and equipment ............................    (453)    (192)    (645)
      Acquisition of hospitals and healthcare facilities ............     (96)       -      (96)
      Sales of assets ...............................................     116      744      860
      Investment in discontinued operations .........................     (76)       -      (76)
      Change in investments .........................................     (35)       2      (33)
      Other .........................................................      (6)     (19)     (25)
                                                                        -----    -----    -----
               Net cash provided by (used in) investing activities ..    (550)     535      (15)
                                                                        -----    -----    -----
    Cash flows from financing activities:
      Issuance of long-term debt ....................................     194       22      216
      Net change in commercial paper borrowings and lines of credit .     161      (37)     124
      Repayment of long-term debt ...................................    (354)    (536)    (890)
      Payment of cash dividends .....................................    (134)       -     (134)
      Issuance of common stock, net of payment of withholding taxes
        related to exercise of stock options ........................      71        -       71
      Other .........................................................      (6)       -       (6)
                                                                        -----    -----    -----
               Net cash used in financing activities ................     (68)    (551)    (619)
                                                                        -----    -----    -----
    Change in cash and cash equivalents .............................      37      586      623
    Cash and cash equivalents at beginning of period ................       5       47       52
                                                                        -----    -----    -----
    Cash and cash equivalents at end of period ......................     $42     $633     $675
                                                                        =====    =====    =====

    Interest payments ...............................................    $114     $355     $469
    Income tax payments, net of refunds .............................     190      195      385
              See notes to unaudited pro forma condensed combined financial statements.
                                     -12-

             Columbia Healthcare Corporation and HCA - Hospital Corporation of America
                  Unaudited Pro Forma Condensed Combined Statement of Cash Flows
                                  For the Year Ended December 31, 1990
                                         (Dollars in millions)
                                                                                         Pro
                                                                                        Forma
                                                                     Columbia   HCA    Combined
                                                                     -------- -------- --------
    Cash flows from continuing operations:
      Net income ....................................................    $329      $62     $391
      Adjustments to reconcile net income to net cash
        provided by operating activities:
          Loss from discontinued operations .........................       6        -        6
          Minority interest in earnings of consolidated entities ....       4        -        4
          Unusual items .............................................       -       47       47
          Depreciation and amortization .............................     220      279      499
          Amortization of debt discounts and loan costs .............       -      129      129
          Deferred income taxes .....................................      (8)     (29)     (37)
          Change in operating assets and liabilities:
             Increase in accounts receivable ........................     (92)      (9)    (101)
             (Increase) decrease in inventories and other assets ....       1      (13)     (12)
             Increase (decrease) in income taxes ....................      17       (2)      15
             Increase in other liabilities ..........................      64      167      231
          Other .....................................................      11        8       19
                                                                        -----    -----    -----
               Net cash provided by continuing operations ...........     552      639    1,191
                                                                        -----    -----    -----
    Cash flows from investing activities:
      Purchase of property and equipment ............................    (369)    (183)    (552)
      Acquisition of hospitals and healthcare facilities ............    (192)       -     (192)
      Sales of assets ...............................................      32      452      484
      Investment in discontinued operations .........................      11        -       11
      Change in investments .........................................      (4)       4        -
      Other .........................................................      (3)     (13)     (16)
                                                                        -----    -----    -----
               Net cash provided by (used in) investing activities ..    (525)     260     (265)
                                                                        -----    -----    -----
    Cash flows from financing activities:
      Issuance of long-term debt ....................................     150      495      645
      Net change in commercial paper borrowings and lines of credit .      58        6       64
      Repayment of long-term debt ...................................    (132)  (1,350)  (1,482)
      Payment of cash dividends .....................................    (114)       -     (114)
      Issuance of common stock, net of payment of withholding taxes
        related to exercise of stock options ........................       8        -        8
      Other .........................................................      (1)      (7)      (8)
                                                                        -----    -----    -----
               Net cash used in financing activities ................     (31)    (856)    (887)
                                                                        -----    -----    -----
    Change in cash and cash equivalents .............................      (4)      43       39
    Cash and cash equivalents at beginning of period ................       9        4       13
                                                                        -----    -----    -----
    Cash and cash equivalents at end of period ......................      $5      $47      $52
                                                                        =====    =====    =====

    Interest payments ...............................................    $117     $408     $525
    Income tax payments, net of refunds .............................     218      119      337
                       See notes to unaudited pro forma condensed combined financial statements.
                                     -13-

                      Columbia Healthcare Corporation and HCA - Hospital Corporation of America
                        Notes to Unaudited Pro Forma Condensed Combined Financial Statements


    Note 1 - Basis of Presentation

    The accompanying unaudited pro forma condensed combined financial statements supplement the pro forma information included in the Registration Statement on Form S-4 (No. 33-50735), as amended, filed by Columbia on December 14, 1993 in connection with the Merger.

    These pro forma financial statements are presented using the pooling of interests method of accounting, and reflect the combination of the historical consolidated financial data of Columbia and HCA as if the Merger had been consummated at the beginning of the earliest period presented.

    The pro forma financial statements should be read in conjunction with the pro forma financial information included in the aforementioned Registration Statement and the related historical consolidated financial statements of Columbia and HCA.


    Note 2 - Earnings per Common and Common Equivalent Share

    For all applicable periods presented in the pro forma condensed combined statements of income, shares used in the computation of earnings per common and common equivalent share give effect to the issuance of 1.05 shares of Columbia common stock in exchange for each share of HCA common stock held.

    Shares used in the computation of earnings per common and common equivalent share totaled 328,563,900 for the year ended December 31, 1992, and 338,744,300 and 324,874,000 for the nine months ended
    September 30, 1993 and 1992, respectively. Earnings per common and common equivalent share are not presented for periods prior to the initial public offering of HCA Class A Common Stock in March 1992.


    Note 3 - Income Taxes

    Prior to the Merger, both Columbia and HCA had adopted the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for
    Income Taxes" ("SFAS 109"), as of January 1, 1992, the cumulative effect of which increased 1992 net income by $51 million. On April 1, 1989, HCA adopted the provisions of Statement of Financial Accounting Standards No.
    96, "Accounting for Income Taxes," in connection with the acquisition of the common stock of then publicly held Hospital Corporation of America by a management-led investor group.

    Had the provisions of SFAS 109 been adopted in 1989, provision for income taxes for subsequent periods would not have been materially affected.







                                     -14-

                                 SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



COLUMBIA/HCA HEALTHCARE CORPORATION


RICHARD A. LECHLEITER
Vice President and Controller


DATED:  February 22, 1994




























                                     -15-


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